Filed pursuant to Rule 497(e)
File Nos. 033-88316 and 811-08932

ARTISAN PARTNERS FUNDS, INC.

ARTISAN SMALL CAP FUND (the “Fund”)

SUPPLEMENT DATED 29 JUNE 2018 TO THE

FUND’S PROSPECTUS CURRENT AS OF THE DATE HEREOF

Effective immediately, the following paragraph replaces the third paragraph under the heading “Additional Information about the Funds’ Investment Strategies—Artisan Small Cap Fund” on page 79 of Artisan Partners Funds’ prospectus in its entirety:

The maximum investment in any single industry is 25% of the Fund’s total assets at market value at the time of purchase, and in general no more than 5% of the Fund’s total assets at market value at the time of purchase will be invested in securities of a single issuer. However, the Fund may purchase additional securities of an issuer that comprises more than 5% of the Fund’s total assets due to market movement in order to invest cash received from shareholder investments and maintain the weighting in the portfolio. The Fund tries to maintain a cash position of no more than 5% of its total assets, although cash flows, including from shareholder investments and redemptions and purchases and sales of portfolio securities, may cause the Fund’s cash position to be larger or smaller. As a result, the Fund may at times hold more than 5% of its total assets in cash.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE